CSC Small Cap Value Fund
Schedule of Investments
December 31, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS - 90.6%
Consumer Discretionary - 13.3%
Apex Global Brands, Inc. * (a) (c)	7,898	$15,471
Apex Global Brands, Inc. *	23,714	58,099
E.W. Scripps, Class A	250,000	3,822,500
Liberty TripAdvisor Holdings, Inc. *	202,400	878,416
Six Flags Entertainment Corp.	70,000	2,387,000
Skechers U.S.A., Inc. *	72,400	2,602,056
TEGNA	150,000	2,092,500
		11,856,042
Financial Services - 9.9%
Global Indemnity Group	88,460	2,529,071
Hallmark Financial Services *	72,852	259,353
StoneX Group, Inc. *	50,000	2,895,000
White Mountains Insurance Group	3,198	3,200,111
		8,883,535
Health Care - 5.5%
Avanos Medical, Inc. *	28,500	1,307,580
Capital Senior Living Corp. *	33,210	409,816
Phibro Animal Health Corp.	106,300	2,064,346
Viemed Healthcare *	143,100	1,110,456
		4,892,198
Materials & Processing - 17.2%
Compass Minerals International	72,300	4,462,356
GCP Applied Technologies, Inc. *	80,000	1,892,000
Landec Corp. *	207,000	2,245,950
PQ Group Holdings, Inc.	330,000	4,705,800
UFP Technologies *	44,400	2,069,040
		15,375,146
Producer Durables - 25.0% #
AZZ	64,200	3,045,648
Colfax *	111,900	4,279,056
DLH Holdings *	100,000	932,000
GP Strategies *	346,688	4,111,720
Heritage-Crystal Clean *	120,000	2,528,400
KBR, Inc.	74,000	2,288,820
Standex International Corp.	40,000	3,100,800
Transcat *	58,000	2,011,440
		22,297,884
Technology - 19.7%
Avid Technology *	160,000	2,539,200
CommVault Systems, Inc. *	39,000	2,159,430
Great Elm Capital Group *	776,610	2,127,911
Millicom International Cellular *	120,000	4,653,600
SecureWorks Corp. *	41,600	591,552
ViaSat *	168,800	5,511,320
		17,583,013
Total Common Stocks
(Cost $71,217,634)		80,887,818

PREFERRED STOCKS - 0.3%
Energy - 0.3%
Blueknight Energy Partners LP
Total Preferred Stocks
(Cost $299,734)	43,693	297,549

SUBORDINATED NOTES - 1.4%
Consumer Discretionary - 1.4%	Par
Apex Global Brands, Inc.
10.75%, (3 month LIBOR + 8.75%, minimum of 10.75%), 11/02/2021 (c) (d)
TOTAL SUBORDINATED NOTES
(Cost $5,282,554)	$5,382,155	1,237,895

WARRANTS 0.0%	Shares
Consumer Discretionary - 0.0%
Apex Global Brands, Inc. (Expires 08/11/24, Exercise Price $126.60) * (b)	1,975	–
Apex Global Brands, Inc. (Expires 12/07/24, Exercise Price $67.50) * (b)	5,926	–
Total Warrants
(Cost $446,040)		–

SHORT-TERM INVESTMENT - 7.1%
Invesco Treasury Obligations Portfolio, Institutional Class, 0.01% ^
Total Short-Term Investment	6,339,945	6,339,945
(Cost $6,339,945)

Total Investments - 99.4%
(Cost $83,585,907)		88,763,207
Other Assets and Liabilities, Net - 0.6%		566,273
Total Net Assets - 100.0%		$89,329,480

*	Non-income producing security.
#
As of December 31, 2020, the Fund had a significant portion of its assets invested in the Producer Durables sector. The producer durables sector may be affected by changes in supply and demand, government regulation, world events, and economic conditions.

(a)
Security is restricted from resale and considred illquid. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $15,471, which represents less than 0.1% of net assets. Information concerning the restricted and illquid security is as follows:

	Security	Shares	Date Acquired	Cost Basis
	Apex Global Brands, Inc. - Common Stock	7,898	Aug. 2017	$828,700

(b)
Security is considered illiquid and is categorized in Level 2 of the fair value heirarchy. These Level 2 illiquid securities have a total fair value $0, which represents 0.0% of total net assets.  Information concerning the Level 2 illiquid securities is as follows:

	Security	Shares	Dates Acquired	Cost Basis
	Apex Global Brands, Inc. - Warrant (08/11/24)	1,975	Aug. 2017	$171,207
	Apex Global Brands, Inc. - Warrant (12/07/24)	5,926	Dec. 2017	$274,833

(c)
Security is considered illiquid and is categorized in Level 3 of the fair value heirarchy. These Level 3 illiquid securities have a total fair value $1,253,366, which represents 1.4% of total net assets.  Information concerning the Level 3 illiquid securities is as follows:

	Security	Shares/Par	Dates Acquired	Cost Basis
	Apex Global Brands, Inc. - Common Stock	7,898	Aug. 2017	$828,700
	Apex Global Brands, Inc. - Notes	$5,382,155	Aug. 2018	$5,282,554

(d)	Variable rate security. The rate shown is the rate in effect as of December 31, 2020.
^	The rate of shown is the annualized seven day effective yield as of December 31, 2020.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes of valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similiar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similiar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securitites as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$80,872,347	$-	$15,471	$80,887,818
Preferred Stocks	297,549	-	-	297,549
Subordinated Notes	-	-	1,237,895	1,237,895
Warrants	-	-	-	-
Short-Term Investment	6,339,945	-	-	6,339,945
Total Investments in Securities	$87,509,841	$-	$1,253,366	$88,763,207

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
in
Securities
Balance as of September 30, 2020	$2,058,103
Accrued discounts/ premiums	-
Realized gain (loss)	-
Change in net unrealized appreciation/depreciation	(804,737)
Net sales	-
Transfers into and/or out of Level 3	-
Balance as of December 31, 2020	$1,253,366
Change in unrealized appreciation/depreciation during the period for Level 3 investments held at as of December 31, 2020	$(804,737)

The Level 3 investments as of December 31, 2020, represented 1.4% of the Fund's net assets. Refer to the Schedule of Investments for further information on the classification of investments.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of December 31, 2020:

Security Type	Fair Value as of December 31, 2020	Valuation Technique	Unobservable Input **	Range/Weighted Average
Common Stocks	$15,471	Consensus pricing	Discount for lack of marketability	17%
Subordinated Notes	$1,237,895	Market Approach	Likelihood of issuer to complete transaction	0%-75%
Subordinated Notes	$1,237,895	Market Approach	Multiples of similar companies	0.7x-6.2x

** A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for lack of marketability	Decrease	Increase
Likelihood of issuer to complete transaction	Increase	Decrease
Multiples of similar companies	Increase	Decrease